UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive
Lake Zurich, Illinois 60047
(Address of Registrant’s Principal Executive Office, Including Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	NYSE

Section 7 - Regulation FD

Item 7.01.	Regulation FD Disclosure

ACCO Brands Corporation (NYSE: ACCO) is providing an update about its business given the uncertainty related to COVID-19.
April and May sales were in line with the company’s expectations, with substantial growth from April to May from North America back-to-school shipments. In North America, shipments to retailers, e-tailers, and the tech channel were much stronger than sales to the business-to-business market. The lockdowns in Europe and Australia have been eased, and shipments in those areas increased sequentially from April to May. Asia has shown the smallest sales decline of any region compared with last year. Latin America is effectively closed, and the company expects little change there until the third quarter.

Most of the company’s manufacturing plants and distribution centers are open but continue to operate with reduced staffing due to lower demand. The company’s office employees have been working remotely, which has been going well.

The company has seen increased demand for select Kensington® computer accessories and TruSens® air purifiers that has resulted in some out-of-stock issues, which are being addressed. Otherwise, the supply chain is in good order.

The second quarter is currently developing as anticipated when the company gave guidance in early May. The company is reaffirming its second quarter guidance of a 25-percent to 40-percent sales decline and adjusted earnings per share in a range of $(0.05) to $0.07. It is also reiterating its full year outlook for free cash flow of at least $100 million (cash from operations of $120 million less capital expenditures of $20 million).

Forward-Looking Statements

Certain statements in this document, other than statements of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which are generally identifiable by the use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” and similar expressions, are subject to certain risks and uncertainties, are made as of the date hereof, and we undertake no duty or obligation to update them. Because actual results may differ materially from those suggested or implied by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company’s securities.
Our outlook is based on certain assumptions, which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding both the near-term and long-term impact of the COVID-19 pandemic on the global economy and other changes in the macro environment; changes in the competitive landscape, including ongoing uncertainties in the traditional office products channels; as well as the impact of fluctuations in foreign currency and acquisitions; and other factors described below.

Among the factors that could cause actual results to differ materially from our forward-looking statements is the evolving impact, which may intensify, of the COVID-19 global pandemic on our business, operations, suppliers, and results of operation and financial condition, including manufacturing, distribution and supply chain disruptions, delay of customer purchases or loss of customers, and the impact of U.S. and foreign government actions being taken and to be taken to curtail the spread of the virus.

Other factors that could cause actual results to differ materially from our forward-looking statements are: risks associated with the a relatively limited number of large customers account for a significant percentage of our sales; risks associated with shifts in the channels of distribution for our products; issues that affect customer and consumer spending decisions during periods of economic uncertainty or weakness; risks associated with foreign currency fluctuations; challenges related to the highly competitive business environments in which we operate ; our ability to develop and market innovative products that meet consumer demands; our ability to grow profitably through acquisitions and expand our product assortment into new and adjacent categories; our ability to successfully integrate acquisitions and achieve the financial and other results anticipated at the time of acquisition, including planned synergies; risks associated with the changes to U.S. trade policies and regulations, including increased import tariffs and overall uncertainty surrounding international trade relations; the failure, inadequacy or interruption of our information technology systems or supporting infrastructure; risks associated with a cybersecurity incident or information security breach, including that related to a disclosure of personally identifiable information; our ability to successfully expand our business in emerging markets and the exposure to greater financial, operational, regulatory and compliance and other risks in such markets; the effects of the U.S. Tax Cuts and Jobs Act; the impact of litigation or other legal proceedings; the risks associated with outsourcing production of certain of our products, information systems and other administrative functions; the continued decline in the use of certain of our products; risks associated with seasonality; risks associated with changes in the cost or availability of raw materials, labor, transportation and other necessary supplies and services and the cost of finished goods; our failure to comply with applicable laws, rules and regulations and self-regulatory requirements and the costs of compliance; the sufficiency of investment returns on pension assets, risks related to actuarial assumptions and changes in the unfunded liabilities of a multi-employer pension plan; any impairment of our intangible assets; risks associated with our indebtedness, including our debt service obligations, limitations imposed by restrictive covenants, our ability to comply with financial ratios and tests, and the phase out of the London Interbank Offered Rate; a change in or discontinuance of our stock repurchase program or the payment of dividends; the bankruptcy or financial instability of our customers and suppliers; our ability to secure, protect and maintain our intellectual property rights; product liability claims, recalls or regulatory actions; our ability to attract and retain key employees; the volatility of our stock price; risks associated with circumstances outside our control, including those caused by public health crises such as the occurrence of contagious diseases like COVID-19, war, terrorism and other geopolitical incidents; and other risks and uncertainties described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019, “Part II, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2020, and in other reports we file with the Securities and Exchange Commission.

The information contained in or furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the company under the Securities Act of 1933, as amended, unless specifically incorporated by reference therein. This report will not be deemed a determination or an admission as to the materiality of any information contained in or furnished under Item 7.01 of this report that is required to be disclosed solely by Regulation FD. The information in and furnished under Item 7.01 of this report may be accurate only as of the date hereof and is subject to change. The company does not assume any obligation to update the information furnished with this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)    Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	June 2, 2020	By:	/s/Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)